Exhibit 99.1
Fabrinet Announces First Quarter Fiscal Year 2025 Financial Results
•Record First Quarter Revenue Exceeds Guidance Range
BANGKOK, Thailand – November 4, 2024 – Fabrinet (NYSE: FN), a leading provider of advanced optical packaging and precision optical, electro-mechanical and electronic manufacturing services to original equipment manufacturers of complex products, today announced its financial results for its fiscal first quarter ended September 27, 2024.

Seamus Grady, Chief Executive Officer of Fabrinet, said, “We started fiscal year 2025 with significant momentum across our business. Record revenue of $804 million increased 17% from a year ago and was above our guidance range. We saw revenue growth from every product area, including our first telecom revenue growth in several quarters. Strong margins coupled with our revenue performance helped produce earnings per share at the upper end of our guidance range. We are optimistic that our strong business momentum and execution will extend into the fiscal second quarter as we continue to expand on our leadership in the market.”
First Quarter Fiscal Year 2025 Financial Highlights
GAAP Results
•Revenue for the first quarter of fiscal year 2025 was $804.2 million, compared to $685.5 million for the first quarter of fiscal year 2024.
•GAAP net income for the first quarter of fiscal year 2025 was $77.4 million, compared to $65.1 million for the first quarter of fiscal year 2024.
•GAAP net income per diluted share for the first quarter of fiscal year 2025 was $2.13, compared to $1.78 for the first quarter of fiscal year 2024.
Non-GAAP Results
•Non-GAAP net income for the first quarter of fiscal year 2025 was $86.9 million, compared to $72.8 million for the first quarter of fiscal year 2024.
•Non-GAAP net income per diluted share for the first quarter of fiscal year 2025 was $2.39, compared to $2.00 for the first quarter of fiscal year 2024.
Business Outlook
Based on information available as of November 4, 2024, Fabrinet is issuing guidance for its second fiscal quarter ending December 27, 2024, as follows:
•Fabrinet expects second quarter revenue to be in the range of $800 million to $820 million.
•GAAP net income per diluted share is expected to be in the range of $2.20 to $2.28, based on approximately 36.4 million fully diluted shares outstanding.
•Non-GAAP net income per diluted share is expected to be in the range of $2.44 to $2.52, based on approximately 36.4 million fully diluted shares outstanding.
Guidance for non-GAAP net income per diluted share excludes share-based compensation expenses and certain non-recurring items. A reconciliation of non-GAAP net income per diluted share to the corresponding GAAP measure is available at the end of this press release.
Conference Call Information

What:	Fabrinet First Quarter Fiscal Year 2025 Financial Results Call
When:	November 4, 2024
Time:	5:00 p.m. ET
Live Call and Replay:	https://investor.fabrinet.com/events-and-presentations/events
A recorded version of this webcast will be available approximately two hours after the call and accessible at http://investor.fabrinet.com. The webcast will be archived on Fabrinet’s website for a period of one year.

About Fabrinet
Fabrinet is a leading provider of advanced optical packaging and precision optical, electro-mechanical, and electronic manufacturing services to original equipment manufacturers of complex products, such as optical communication components, modules and subsystems, automotive components, medical devices, industrial lasers and sensors. Fabrinet offers a broad range of advanced optical and electro-mechanical capabilities across the entire manufacturing process, including process design and engineering, supply chain management, manufacturing, advanced packaging, integration, final assembly and testing. Fabrinet maintains engineering and manufacturing resources and facilities in Thailand, the United States of America, the People’s Republic of China, and Israel. For more information visit: www.fabrinet.com.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include: (1) our optimism that numerous drivers position us to extend our track record of success into the fiscal second quarter; and (2) all of the statements under the “Business Outlook” section regarding our expected revenue, GAAP and non-GAAP net income per share, and fully diluted shares outstanding for the second quarter of fiscal year 2025. These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: changes in general economic conditions, either globally or in our markets, and the risk of recession or an economic downturn; continued disruption to our supply chain, which could increase our costs and affect our ability to procure parts and materials; less customer demand for our products and services than forecasted; less growth in the optical communications, automotive, industrial lasers and sensors markets than we forecast; difficulties expanding into additional markets, such as the semiconductor processing, biotechnology, metrology and materials processing markets; increased competition in the optical manufacturing services markets; difficulties in delivering products and services that compete effectively from a price and performance perspective; our reliance on a small number of customers and suppliers; difficulties in managing our operating costs; difficulties in managing and operating our business across multiple countries (including Thailand, the People’s Republic of China, Israel and the U.S.); and other important factors as described in reports and documents we file from time to time with the Securities and Exchange Commission (SEC), including the factors described under the section captioned “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on August 20, 2024. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.
Non-GAAP Financial Measures
In addition to reporting financial results in accordance with GAAP, we provide investors with certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. We believe these non-GAAP financial measures provide investors with useful supplemental information to: (1) measure company performance against historical results, (2) facilitate comparisons to our competitors’ operating results, and (3) allow greater transparency with respect to information used by management in making financial and operational decisions. In addition, we use some of these non-GAAP financial measures to measure company performance for the purposes of determining employee incentive plan compensation.
Non-GAAP gross profit, non-GAAP operating profit, non-GAAP net income and non-GAAP net income per diluted share exclude: share-based compensation expenses; severance payment and others; restructuring and other related costs; and amortization of deferred debt issuance costs. We have excluded these items in order to enhance investors’ understanding of our underlying operations.
Non-GAAP free cash flow is net cash provided by (used in) operating activities, minus capital expenditures (purchase of property, plant and equipment). We use free cash flow to measure our ability to generate additional cash from our business operations.
There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. We urge you to review the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business.
Investor Contact:
Garo Toomajanian
ir@fabrinet.com

FABRINET
CONSOLIDATED BALANCE SHEETS

(in thousands of U.S. dollars, except share data and par value)	September 27, 2024	June 28, 2024
	(unaudited)
Assets
Current assets
Cash and cash equivalents	$400,684	$409,973
Short-term investments	508,193	448,630
Trade accounts receivable, net of allowance for expected credit losses of $1,954 and $1,629, respectively	662,692	592,452
Inventories	440,405	463,206
Prepaid expenses	9,426	10,620
Other current assets	87,538	87,810
Total current assets	2,108,938	2,012,691
Non-current assets
Property, plant and equipment, net	311,241	307,240
Intangibles, net	2,201	2,321
Operating right-of-use assets	5,133	5,336
Deferred tax assets	10,902	10,446
Other non-current assets	598	485
Total non-current assets	330,075	325,828
Total Assets	$2,439,013	$2,338,519
Liabilities and Shareholders’ Equity
Current liabilities
Trade accounts payable	427,892	441,835
Fixed assets payable	10,166	14,380
Operating lease liabilities, current portion	1,416	1,355
Income tax payable	4,377	3,937
Accrued payroll, bonus and related expenses	26,658	22,116
Accrued expenses	30,519	19,916
Other payables	74,950	54,403
Total current liabilities	575,978	557,942
Non-current liabilities
Deferred tax liability	2,023	4,895
Operating lease liability, non-current portion	3,434	3,635
Severance liabilities	28,053	24,093
Other non-current liabilities	2,925	2,209
Total non-current liabilities	36,435	34,832
Total Liabilities	612,413	592,774
Shareholders’ equity
Preferred shares ($5,000,000 shares authorized, $0.01 par value; no shares issued and outstanding as of September 27, 2024 and June 28, 2024)	—	—
Ordinary shares ($500,000,000 shares authorized, $0.01 par value; 39,579,859 shares and 39,457,462 shares issued as of September 27, 2024 and June 28, 2024, respectively; and 36,267,639 shares and 36,145,242 shares outstanding as of September 27, 2024 and June 28, 2024, respectively)	396	395
Additional paid-in capital	210,505	222,044
Less: Treasury shares (3,312,220 shares as of September 27, 2024 and June 28, 2024)	(234,323)	(234,323)
Accumulated other comprehensive income (loss)	11,858	(3,141)
Retained earnings	1,838,164	1,760,770
Total Shareholders’ Equity	1,826,600	1,745,745
Total Liabilities and Shareholders’ Equity	$2,439,013	$2,338,519

FABRINET
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (UNAUDITED)

	Three Months Ended
(in thousands of U.S. dollars, except per share data)	September 27, 2024	September 29, 2023
Revenues	$804,228	$685,477
Cost of revenues	(705,202)	(601,073)
Gross profit	99,026	84,404
Selling, general and administrative expenses	(22,031)	(20,429)
Restructuring and other related costs	(57)	—
Operating income	76,938	63,975
Interest income	10,933	5,898
Interest expense	—	(45)
Foreign exchange gain (loss), net	(7,095)	415
Other income (expense), net	(19)	(80)
Income before income taxes	80,757	70,163
Income tax expense	(3,363)	(5,074)
Net income	77,394	65,089
Other comprehensive income (loss), net of tax:
Change in net unrealized gain (loss) on available-for-sale securities	6,818	948
Change in net unrealized gain (loss) on derivative instruments	8,533	(561)
Change in net retirement benefits plan – prior service cost	—	126
Change in foreign currency translation adjustment	(352)	100
Total other comprehensive income (loss), net of tax	14,999	613
Net comprehensive income	$92,393	$65,702
Earnings per share
Basic	$2.14	$1.80
Diluted	$2.13	$1.78
Weighted-average number of ordinary shares outstanding (in thousands of shares)
Basic	36,203	36,256
Diluted	36,408	36,481

FABRINET
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Three Months Ended
(in thousands of U.S. dollars)	September 27, 2024	September 29, 2023
Cash flows from operating activities
Net income for the period	$77,394	$65,089
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	12,752	11,961
(Gain) loss on disposal of property, plant and equipment and intangibles	10	12
Amortization of discount (premium) of short-term investments	(1,087)	(596)
(Reversal of) allowance for expected credit losses	325	803
Unrealized loss (gain) on exchange rate and fair value of foreign currency forward contracts	6,204	(52)
Amortization of fair value at hedge inception of interest rate swaps	—	(88)
Share-based compensation	8,682	7,733
Deferred income tax expense (benefit)	(2,721)	1,377
Other non-cash expenses	9	222
Changes in operating assets and liabilities
Trade accounts receivable	(69,396)	(4,138)
Inventories	22,801	79,481
Other current assets and non-current assets	1,205	3,238
Trade accounts payable	(17,412)	(24,397)
Income tax payable	467	963
Accrued expenses	21,902	2,668
Other payables	18,236	543
Severance liabilities	639	706
Other current liabilities and non-current liabilities	3,172	(476)
Net cash provided by operating activities	83,182	145,049
Cash flows from investing activities
Purchase of short-term investments	(95,572)	(77,692)
Proceeds from maturities of short-term investments	43,914	35,909
Purchase of property, plant and equipment	(20,250)	(11,435)
Purchase of intangibles	(122)	(180)
Proceeds from disposal of property, plant and equipment	36	318
Net cash used in investing activities	(71,994)	(53,080)
Cash flows from financing activities
Repayment of long-term borrowings	—	(3,047)
Withholding tax related to net share settlement of restricted share units	(20,220)	(12,147)
Net cash used in financing activities	(20,220)	(15,194)
Net increase (decrease) in cash and cash equivalents	$(9,032)	$76,775
Movement in cash and cash equivalents
Cash and cash equivalents at the beginning of period	$409,973	$231,368
Increase (decrease) in cash and cash equivalents	(9,032)	76,775
Effect of exchange rate on cash and cash equivalents	(257)	195
Cash and cash equivalents at the end of period	$400,684	$308,338
Non-cash investing and financing activities
Construction, software and equipment-related payables	$10,166	$9,313

FABRINET
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (UNAUDITED)

Reconciliation of GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin

	Three Months Ended
(in thousands of U.S. dollars)	September 27, 2024		September 29, 2023
Revenues	$804,228		$685,477

Gross profit (GAAP)	$99,026	12.3%	$84,404	12.3%
Share-based compensation expenses	2,898		2,165
Gross profit (Non-GAAP)	$101,924	12.7%	$86,569	12.6%

Reconciliation of GAAP Operating Profit and GAAP Operating Margin to Non-GAAP Operating Profit and Non-GAAP Operating Margin

	Three Months Ended
(in thousands of U.S. dollars)	September 27, 2024		September 29, 2023
Revenues	$804,228		$685,477

Operating profit (GAAP)	$76,938	9.6%	$63,975	9.3%
Share-based compensation expenses	8,682		7,733
Severance payment and others	730		—
Restructuring and other related costs	57		—
Operating profit (Non-GAAP)	$86,407	10.7%	$71,708	10.5%

FABRINET
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (UNAUDITED)

Reconciliation of GAAP Net Income and EPS to Non-GAAP Net Income and EPS

	Three Months Ended
	September 27, 2024		September 29, 2023
(in thousands of U.S. dollars, except per share data)	Net income	Diluted EPS	Net income	Diluted EPS
GAAP measures	$77,394	$2.13	$65,089	$1.78
Items reconciling GAAP net income & EPS to non-GAAP net income & EPS:
Related to cost of revenues:
Share-based compensation expenses	2,898	0.08	2,165	0.06
Total related to cost of revenues	2,898	0.08	2,165	0.06
Related to selling, general and administrative expenses:
Share-based compensation expenses	5,784	0.16	5,568	0.16
Severance payment and others	730	0.02	—	—
Total related to selling, general and administrative expenses	6,514	0.18	5,568	0.16
Related to other income and expense:
Restructuring and other related costs	57	0.00	—	—
Amortization of deferred debt issuance costs	—	—	8	0.00
Total related to other income and expense	57	0.00	8	0.00
Total related to net income & EPS	9,469	0.26	7,741	0.22
Non-GAAP measures	$86,863	$2.39	$72,830	$2.00
Shares used in computing diluted net income per share (in thousands of shares)
GAAP diluted shares		36,408		36,481
Non-GAAP diluted shares		36,408		36,481

FABRINET
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW (UNAUDITED)

(in thousands of U.S. dollars)	Three Months Ended
	September 27, 2024	September 29, 2023
Net cash provided by operating activities	$83,182	$145,049
Less: Purchase of property, plant and equipment	(20,250)	(11,435)
Non-GAAP free cash flow	$62,932	$133,614

FABRINET
GUIDANCE FOR QUARTER ENDING DECEMBER 27, 2024
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

Diluted EPS
GAAP net income per diluted share	$2.20 to $2.28
Related to cost of revenues:
Share-based compensation expenses	0.08
Total related to cost of revenues	0.08
Related to selling, general and administrative expenses:
Share-based compensation expenses	0.16
Total related to selling, general and administrative expenses	0.16
Total related to net income & EPS	0.24
Non-GAAP net income per diluted share	$2.44 to $2.52